UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

SJW Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-8966	77-0066628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 279-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2023, the Board of Directors (the “Board”) of SJW Group (the “Company”) appointed Mohammed (Rally) G. Zerhouni as the Senior Vice President of Finance, Principal Accounting Officer of the Company, effective January 30, 2023. On January 25, 2023, Mr. Zerhouni was also appointed as the Senior Vice President of Finance, Principal Accounting Officer of San Jose Water Company, SJWTX, Inc., SJWTX Holdings, Inc. and Connecticut Water Service, Inc., all wholly-owned subsidiaries of the Company, effective January 30, 2023.

Mr. Zerhouni, age 47, served as Chief Financial Officer of Veolia Utility Parent, Inc. (“Veolia Utility,” formerly known as Suez Utility Parent Inc.) from October 2022 to January 2023. Veolia Utility is part of North American business of Veolia Group and is a rate-regulated water and wastewater company with operations in six states of the United States serving a population of more than 2.2 million. Previously, he was the Vice President/Controller and Chief Accounting Officer of Veolia Utility from December 2018 to September 2022. He served in various roles of increasing responsibility up to a Senior Manager in the audit practice of PricewaterhouseCoopers LLP from December 2004 to December 2018. He graduated from Sidi Mohamed Ben Abdellah University with a B.S. in Business Administration and from Franklin University with a M.B.A. and B.S. in Accounting.

In connection with the appointment of Mr. Zerhouni as Senior Vice President of Finance, Principal Accounting Officer of the Company, his annual base salary was set at $350,000 and his target annual incentive cash compensation was set at thirty percent (30%) of his base salary. In addition, the Executive Compensation Committee of the Board (the “Compensation Committee”) approved a resolution setting the dollar amounts represented by shares subject to service-based restricted stock unit (“RSU”) awards at $78,750 and shares subject to performance-based RSU awards at $26,250 to be granted to Mr. Zerhouni under the Company’s Long-Term Incentive Plan.

On January 31, 2023, the Company issued a press release announcing the appointment of Mr. Zerhouni as described above. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 31, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJW GROUP

Date: January 31, 2023	/s/ Andrew F. Walters
Andrew F. Walters, Chief Financial Officer